UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2006

First Bancorp of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana	0-29814	35-2061832
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5001 Davis Lant Drive, Evansville, Indiana 47715
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (812) 423-3196

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, First Bancorp of Indiana, Inc. (“First Bancorp”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on October 5, 2006 with the financial information required by Item 9.01.

a. Financial statements of businesses acquired.

The following audited financial statements of Home Building Bancorp, Inc. (“HBBI”) are incorporated by reference to First Bancorp’s Registration Statement on Form S-4 (SEC File No. 333-135892):

Report of Independent Auditors

Consolidated Balance Sheets as of September 30, 2005 and 2004

Consolidated Statements of Income for the years ended September 30, 2005 and 2004

Consolidated Statement of Changes in Shareholders’ Equity for the years ended September 30, 2005 and 2004

Consolidated Statements of Cash Flows for the years ended September 30, 2005 and 2004

Notes to Consolidated Financial Statements

The following unaudited, consolidated interim financial statements of HBBI are incorporated herein by reference to Exhibit 99.1:

Consolidated Balance Sheet at June 30, 2006

Consolidated Statements of Income for the nine months ended June 30, 2006 and 2005

Consolidated Statements of Cash Flows for the nine months ended June 30, 2006 and 2005

Consolidated Statement of Changes in Shareholders’ Equity for the nine months ended June 30, 2006

Notes to Consolidated Financial Statements

b. Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

d. Exhibits.

Exhibit Number	Description
23.1	Consent of Crowe Chizek and Company LLC
99.1	Unaudited consolidated financial statements of Home Building Bancorp, Inc. as of and for the nine months ended June 30, 2006
99.2	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp of Indiana, Inc.

Date: November 7, 2006	By: /s/ Michael H. Head
Michael H. Head
President and Chief Executive Officer